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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549




                            FORM 8-K


                         CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



                 Date of Report:  June 20, 1995



                  U S WEST COMMUNICATIONS, INC.


A Colorado      Commission File       IRS Employer Identification
Corporation     Number 1-3040             No. 84-0273800


        7800 East Orchard Road, Englewood, Colorado 80111


                 Telephone Number (303) 793-6500


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Item 7.  Exhibits

     99  Press release entitled "U S WEST Announces Key
         Executive Changes" issued June 19, 1995.



































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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   U S WEST Communications, Inc.

                                   /s/ Stephen E. Brilz

                                   By:  Stephen E. Brilz
                                        Senior Attorney and
                                        Assistant Secretary

Dated:  June 20, 1995